Exhibit 99.1

Investor Presentation November 2014 244013v1 November 14, 2014

Forward-Looking Statements This presentation contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, local and national economic conditions, and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 1

Snapshot of Howard Bancorp Opened in 2004 with a targeted focus on small- and medium-sized businesses, proprietors and professionals Operate 14 total branches with 6 branches in Howard and Anne Arundel Counties, 5 branches in Baltimore and Harford Counties, 2 in Cecil County and 1 in Lancaster County, Pennsylvania At September 30, 2014: Assets of $574 million Loans of $461 million Deposits of $452 million On October 17, HB acquired and assumed $145.9M BV of assets. $143.4M BV of deposits and $100.5M in loans in an FDIC assisted acquisition of NBRS Financial Bank. HB paid a premium of 1.19% and received $24M in cash HBMD expects that the transaction will be significantly accretive to both net income and tangible book value and will result in total assets close to $700 million NASDAQ-listed under the symbol “HBMD” 2 NBRS FDIC Transaction Howard Bancorp, Inc. The Company, with the assistance of its outside professionals, is in the process of quantifying fair market value purchase accounting marks associated with Howard’s FDIC assisted acquisition of NBRS Financial Bank. The Company expects to complete this review and release more definitive financial data by mid-December.

Very Strong Organic Loan and Deposit Growth Strong organic loan and deposit growth through the financial crisis, recession and sluggish economic recovery Fundamental focus on originating loans in-market and funding with local, low-cost core deposits Hands-on approach to deliver a very broad and deep array of competitive deposit and loan products and services High loan-to-deposit ratio vs. peer average of approximately 83% - differentiates Howard and protects net interest margin 3 $ in 000’s *data is pro forma for NBRS transaction based on estimates without regard to asset, loan and deposit marks 228,743 239,314 262,642 314,858, 388,949, 595,400 252,745 256,307 276,531 322,218 403,875 561,500 2009Y 2010Y 2011Y 2012Y 2013Y 2014Q3 115% 110% 105% 100% 95% 90%

# Superior Demographics of Markets Howard Serves

| Market Name | Population (actual) | Population Density (#/sq. mi.) | Median Household Income | CAGR: Population 2014-2019 (%) | CAGR: Median Household Income 2014-2019 (%) | Unemployment Rate (%) |
|---|---|---|---|---|---|---|
| Howard, MD | 307,530 | 1,228 | 106,159 | 1.42 | 1.82 | 5.2 |
| Anne Arundel, MD | 558,700 | 1,347 | 88,602 | 0.92 | 1.91 | 6.0 |
| Harford, MD | 251,224 | 578 | 83,169 | 0.71 | 2.61 | 6.5 |
| Baltimore, MD | 824,916 | 1,382 | 65,574 | 0.67 | 1.38 | 6.7 |
| Cecil, MD | 101,886 | 295 | 66,711 | 0.34 | 1.73 | 6.6 |
| Lancaster, PA | 531,198 | 563 | 54,029 | 0.46 | 0.65 | 5.1 |
| **Maryland** | **5,951,843** | **614** | **73,169** | **0.77** | **1.94** | **6.5** |
| **Pennsylvania** | **12,791,303** | **286** | **51,961** | **0.17** | **1.53** | **6.1** |

- Howard County is the wealthiest and the fastest growing county in Maryland with a well-educated and well-compensated labor force
- Howard County is the fourth wealthiest county in the United States and in the top 10% with regard to projected population growth
- Cecil County is the fastest growing county in Maryland and one of the region's most sought after business locations
- Harford County is home to 5,600 businesses with a highly skilled workforce and progressive, business-friendly environment and is in immediate proximity to premier research institutions such as BRAC and Johns Hopkins

HOWARD BANCORP

Source: SNL Financial. Sorted by projected population growth

4

# Successfully Competing Against Larger Banks and Gaining Deposit Market Share

- There are no banks greater than $4.5 billion in assets headquartered in the state and none in the Greater Baltimore marketplace; there are only five banks headquartered in the state with assets between $1 billion and $4.5 billion
- Aggregate assets of Maryland banks are pretty much equally divided among those greater than $750 million and those less than $750 million
- There are many out of state competitors – only 1/3 of the banks ranked in the top 15 deposit market share are headquartered in Maryland

**data is pro forma for NBRS transaction estimated without regard to asset, loan and deposit marks*

Baltimore-Columbia-Towson, Maryland MSA

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | Bank of America Corporation (NC) | 89 | 16,563,232 | 25.64 |
| 2 | M&T Bank Corporation (NY) | 102 | 14,416,968 | 22.32 |
| 3 | PNC Financial Services Group, Inc. (PA) | 99 | 6,955,797 | 10.77 |
| 4 | Wells Fargo & Company (CA) | 58 | 6,094,796 | 9.43 |
| 5 | BB&T Corporation (NC) | 60 | 3,842,093 | 5.95 |
| 6 | SunTrust Banks, Inc. (GA) | 45 | 2,122,677 | 3.29 |
| 7 | Susquehanna Bancshares, Inc. (PA) | 23 | 1,448,156 | 2.24 |
| 8 | Capital One Financial Corporation (VA) | 24 | 1,095,919 | 1.70 |
| 9 | F.N.B. Corporation (PA) | 27 | 943,275 | 1.46 |
| 10 | Fulton Financial Corporation (PA) | 16 | 835,642 | 1.29 |
| 11 | RKJS Inc. (MD) | 18 | 835,275 | 1.29 |
| 12 | Sandy Spring Bancorp, Inc. (MD) | 12 | 689,478 | 1.07 |
| 13 | Rosedale FSLA (MD) | 9 | 616,364 | 0.95 |
| **14** | **Howard Bancorp, Inc. (MD)** | **14** | **595,400** | **0.75** |
| 15 | Severn Bancorp, Inc. (MD) | 4 | 562,395 | 0.87 |
| 16 | Capital Funding Bancorp, Inc. (MD) | 3 | 460,316 | 0.71 |
| 17 | Bay Bancorp, Inc. (MD) | 13 | 419,242 | 0.65 |
| 18 | Arundel Federal Savings Bank (MD) | 7 | 405,825 | 0.63 |
| 19 | Eastern Savings Bank, FSB (MD) | 5 | 348,964 | 0.54 |
| 20 | Queenstown Bancorp of Maryland, Inc. (MD) | 6 | 348,228 | 0.54 |
| | **Total For Institutions In Market** | **764** | **64,598,932** | |

Source: SNL Financial. Bank regulatory data as of November 12, 2014, gives pro forma effect of NBRS transaction

HOWARD BANCORP

5

# Howard is One of the Leading Lenders of Business Loans in the Greater Baltimore Market

| Company Name | City | County | Assets ($000) | Total Loans ($000) | Commerical Loans ($000) | NPAs/ Assets (%) |
|---|---|---|---|---|---|---|
| Howard Bank | Ellicott City | Howard, MD | 719,900 | 561,500 | 319,565 | 0.86 |
| CFG Community Bank | Baltimore | Baltimore, MD | 567,965 | 427,743 | 270,017 | 0.52 |
| Revere Bank | Laurel | Prince George's, MD | 596,972 | 531,955 | 260,568 | 0.17 |
| Capital Bank, National Association | Rockville | Montgomery, MD | 543,256 | 485,727 | 191,696 | 1.40 |
| Severn Bancorp, Inc. | Annapolis | Anne Arundel, MD | 765,350 | 637,165 | 186,983 | 5.65 |
| Farmers and Merchants Bank | Upperco | Baltimore, MD | 317,474 | 257,684 | 169,457 | 0.30 |
| Congressional Bank | Bethesda | Montgomery, MD | 422,754 | 323,542 | 160,577 | 1.02 |
| Bay Bank, FSB | Lutherville | Baltimore, MD | 479,618 | 400,398 | 150,452 | 3.03 |
| First Mariner Bancorp | Baltimore | Baltimore, MD | 875,663 | 571,985 | 142,200 | 3.57 |
| Frederick County Bank | Frederick | Frederick, MD | 333,689 | 259,908 | 132,315 | 1.48 |
| Rosedale Federal Savings and Loan Assn | Baltimore | Baltimore, MD | 799,253 | 503,376 | 116,033 | 3.63 |
| New Windsor State Bank | Taneytown | Carroll, MD | 281,303 | 233,443 | 105,290 | 1.06 |
| Harford Bank | Aberdeen | Harford, MD | 301,937 | 229,092 | 99,982 | 3.75 |
| Presidential Holdings, Inc. | Bethesda | Montgomery, MD | 522,616 | 353,828 | 92,659 | 6.30 |
| BlueRidge Bank | Frederick | Frederick, MD | 188,867 | 154,866 | 88,509 | 0.35 |
| Harbor Bank of Maryland | Baltimore | Baltimore, MD (City) | 233,583 | 152,772 | 75,319 | 5.55 |
| Damascus Community Bank | Damascus | Montgomery, MD | 291,525 | 222,684 | 69,349 | 2.01 |
| Cecil Bank | Elkton | Cecil, MD | 340,406 | 203,685 | 61,219 | 21.06 |
| Woodsboro Bank | Woodsboro | Frederick, MD | 233,410 | 145,852 | 52,022 | 1.28 |
| Bank of Glen Burnie | Glen Burnie | Anne Arundel, MD | 402,982 | 280,507 | 51,489 | 0.65 |
| Regal Bank & Trust | Owings Mills | Baltimore, MD | 139,620 | 100,552 | 47,773 | 2.48 |
| Patapsco Bank | Dundalk | Baltimore, MD | 231,162 | 166,948 | 45,636 | 2.28 |
| Hamilton Bank | Towson | Baltimore, MD | 285,332 | 149,144 | 33,350 | 3.15 |
| Colombo Bank | Rockville | Montgomery, MD | 199,575 | 139,729 | 29,750 | 4.12 |
| Carroll Community Bank | Sykesville | Carroll, MD | 112,870 | 89,959 | 27,174 | 0.58 |
| First Shore Federal Savings and Loan Assn | Salisbury | Wicomico, MD | 290,476 | 247,571 | 27,030 | 2.91 |
| Middletown Valley Bank | Middletown | Frederick, MD | 168,026 | 107,187 | 24,486 | 1.80 |
| Maryland Financial Bank | Towson | Baltimore, MD | 60,252 | 41,670 | 22,052 | 1.90 |
| Chesapeake Bank of Maryland | Baltimore | Baltimore, MD | 172,322 | 117,878 | 21,586 | 1.82 |
| Eastern Savings Bank, FSB | Hunt Valley | Baltimore, MD | 421,292 | 231,533 | 18,476 | 42.60 |
| Bay-Vanguard FSB (MHC) | Sparrows Point | Baltimore, MD | 173,757 | 132,711 | 17,505 | 4.69 |
| American Bank | Bethesda | Montgomery, MD | 438,043 | 181,607 | 16,180 | 2.10 |
| Madison Square Federal Savings Bank | Baltimore | Baltimore, MD | 137,178 | 80,240 | 11,438 | 2.05 |
| Madison Bank of Maryland | Forest Hill | Harford, MD | 136,127 | 107,513 | 10,181 | 6.92 |

**data is pro forma for NBRS transaction estimated without regard to asset, loan and deposit marks*

HOWARD BANCORP

Source: SNL Financial based on bank regulatory data ranked by total commercial loans. Commercial loans include multi-family, commercial real estate and commercial and industrial loans at September 30, 2014

6

# Howard County Deposit Market Share

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | Bank of America Corp. (NC) | 10 | 1,145,923 | 20.03 |
| 2 | M&T Bank Corp. (NY) | 7 | 733,270 | 12.81 |
| 3 | PNC Financial Services Group (PA) | 14 | 656,978 | 11.48 |
| 4 | Fulton Financial Corp. (PA) | 8 | 572,323 | 10.00 |
| 5 | Capital One Financial Corp. (VA) | 7 | 535,342 | 9.36 |
| 6 | Wells Fargo & Co. (CA) | 4 | 465,313 | 8.13 |
| 7 | SunTrust Banks Inc. (GA) | 5 | 384,410 | 6.72 |
| **8** | **Howard Bancorp Inc. (MD)** | **4** | **330,072** | **5.77** |
| 9 | BB&T Corp. (NC) | 7 | 323,953 | 5.66 |
| 10 | Sandy Spring Bancorp Inc. (MD) | 3 | 284,824 | 4.98 |
| 11 | F.N.B. Corp. (PA) | 2 | 70,439 | 1.23 |
| 12 | Eastern SB FSB (MD) | 1 | 64,229 | 1.12 |
| 13 | RKJS Inc. (MD) | 1 | 61,815 | 1.08 |
| 14 | Fraternity Community Bancorp (MD) | 1 | 49,606 | 0.87 |
| 15 | Northwest Bancshares, Inc. (PA) | 2 | 43,599 | 0.76 |
| 16 | BOK Financial Corp. (OK) | 1 | 1 | 0.00 |
| 17 | Bay Bancorp Inc. (MD) | 1 | 0 | 0.00 |
| | **Total For Institutions In Market** | **78** | **5,722,097** | |

HOWARD BANCORP

7

Cecil County Deposit Market Share

2014 Rank	Institution (ST)	2014 Number of Branches	2014 Total Deposits in Market ($000)	2014 Total Market Share (%)
1	PNC Financial Services Group (PA)	9	458,003	45.24
2	Cecil Bancorp Inc. (MD)	8	227,322	22.45
3	Fulton Financial Corp. (PA)	2	134,343	13.27
4	**Howard Bancorp Inc. (MD)**	**2**	**110,919**	**10.96**
5	M&T Bank Corp. (NY)	2	43,365	4.28
6	National Penn Bancshares Inc. (PA)	1	27,289	2.70
7	Harford Bank (MD)	1	11,191	1.11
	Total For Institutions In Market	**25**	**1,012,432**	

HOWARD BANCORP

8

# Harford County Deposit Market Share

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | M&T Bank Corp. (NY) | 9 | 560,090 | 16.75 |
| 2 | BB&T Corp. (NC) | 11 | 497,111 | 14.87 |
| 3 | Bank of America Corp. (NC) | 8 | 460,252 | 13.77 |
| 4 | PNC Financial Services Group (PA) | 8 | 435,388 | 13.02 |
| 5 | Wells Fargo & Co. (CA) | 3 | 309,980 | 9.27 |
| 6 | Harford Bank (MD) | 7 | 227,572 | 6.81 |
| 7 | Rosedale FS&LA (MD) | 3 | 128,530 | 3.84 |
| **8** | **Howard Bancorp Inc. (MD)** | **5** | **95,781** | **2.86** |
| 9 | SunTrust Banks Inc. (GA) | 1 | 94,343 | 2.82 |
| 10 | Jarrettsville FS&LA (MD) | 1 | 92,173 | 2.76 |
| 11 | F.N.B. Corp. (PA) | 4 | 87,740 | 2.62 |
| 12 | Codorus Valley Bancorp Inc. (PA) | 3 | 72,700 | 2.17 |
| 13 | RKJS Inc. (MD) | 2 | 57,061 | 1.71 |
| 14 | Toronto-Dominion Bank | 1 | 52,877 | 1.58 |
| 15 | Madison Bank of Maryland (MD) | 2 | 41,308 | 1.24 |
| 16 | Cecil Bancorp Inc. (MD) | 1 | 40,079 | 1.20 |
| 17 | Bay Bancorp Inc. (MD) | 1 | 35,730 | 1.07 |
| 18 | Banco Santander | 2 | 28,921 | 0.87 |
| 19 | Liberty Bank of Maryland (MD) | 1 | 14,718 | 0.44 |
| 20 | Banks of the Chesapeake MHC (MD) | 1 | 11,040 | 0.33 |
| | **Total For Institutions In Market** | **74** | **3,343,394** | |

HOWARD BANCORP

9

# Baltimore County Deposit Market Share

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | M&T Bank Corp. (NY) | 37 | 2,976,505 | 18.94 |
| 2 | Bank of America Corp. (NC) | 32 | 2,887,671 | 18.38 |
| 3 | Wells Fargo & Co. (CA) | 22 | 1,908,334 | 12.15 |
| 4 | PNC Financial Services Group (PA) | 31 | 1,642,874 | 10.46 |
| 5 | BB&T Corp. (NC) | 20 | 1,415,949 | 9.01 |
| 6 | SunTrust Banks Inc. (GA) | 17 | 758,718 | 4.83 |
| 7 | Rosedale FS&LA (MD) | 6 | 487,834 | 3.10 |
| 8 | F.N.B. Corp. (PA) | 11 | 409,911 | 2.61 |
| 9 | Capital Funding Bancorp Inc. (MD) | 1 | 404,934 | 2.58 |
| 10 | RKJS Inc. (MD) | 9 | 305,163 | 1.94 |
| 11 | Eastern SB FSB (MD) | 4 | 284,735 | 1.81 |
| 12 | Northwest Bancshares, Inc. (PA) | 2 | 244,432 | 1.56 |
| 13 | Bay Bancorp Inc. (MD) | 7 | 231,671 | 1.47 |
| 14 | Hopkins Bancorp Inc. (MD) | 1 | 203,662 | 1.30 |
| 15 | Patapsco Bancorp Inc. (MD) | 3 | 184,229 | 1.17 |
| 16 | Farmers and Merchants Bank (MD) | 4 | 160,181 | 1.02 |
| 17 | Midstate Community Bank (MD) | 1 | 155,821 | 0.99 |
| 18 | Fulton Financial Corp. (PA) | 3 | 134,052 | 0.85 |
| 19 | Banks of the Chesapeake MHC (MD) | 2 | 132,189 | 0.84 |
| 20 | Hamilton Bancorp Inc (MD) | 3 | 104,923 | 0.67 |
| **30** | **Howard Bancorp Inc. (MD)** | **1** | **33,676** | **0.21** |
| | **Total For Institutions In Market** | **239** | **15,711,647** | |

HOWARD BANCORP

10

# Anne Arundel County Deposit Market Share

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | M&T Bank Corp. (NY) | 18 | 2,743,310 | 24.00 |
| 2 | Bank of America Corp. (NC) | 16 | 2,134,996 | 18.68 |
| 3 | BB&T Corp. (NC) | 21 | 1,245,522 | 10.90 |
| 4 | Wells Fargo & Co. (CA) | 10 | 857,405 | 7.50 |
| 5 | PNC Financial Services Group (PA) | 21 | 766,352 | 6.71 |
| 6 | Severn Bancorp Inc. (MD) | 4 | 562,395 | 4.92 |
| 7 | SunTrust Banks Inc. (GA) | 12 | 506,107 | 4.43 |
| 8 | Capital One Financial Corp. (VA) | 9 | 405,715 | 3.55 |
| 9 | Sandy Spring Bancorp Inc. (MD) | 8 | 376,779 | 3.30 |
| 10 | Glen Burnie Bancorp (MD) | 8 | 343,407 | 3.00 |
| 11 | F.N.B. Corp. (PA) | 8 | 328,834 | 2.88 |
| 12 | Arundel FSB (MD) | 6 | 318,384 | 2.79 |
| 13 | Old Line Bancshares Inc (MD) | 5 | 101,529 | 0.89 |
| 14 | Community Bankers Trust Corp (VA) | 3 | 100,725 | 0.88 |
| 15 | RKJS Inc. (MD) | 3 | 95,753 | 0.84 |
| 16 | Toronto-Dominion Bank | 4 | 89,504 | 0.78 |
| 17 | Glen Burnie Mutual Savings Bk (MD) | 1 | 74,780 | 0.65 |
| 18 | Revere Bank (MD) | 1 | 57,628 | 0.50 |
| 19 | Hamilton Bancorp Inc (MD) | 1 | 46,682 | 0.41 |
| 20 | Capital Funding Bancorp Inc. (MD) | 1 | 42,989 | 0.38 |
| **26** | **Howard Bancorp Inc. (MD)** | **1** | **23,938** | **0.21** |
| | **Total For Institutions In Market** | **172** | **11,429,542** | |

HOWARD BANCORP

11

# Lancaster County Deposit Market Share

| 2014 Rank | Institution (ST) | 2014 Number of Branches | 2014 Total Deposits in Market ($000) | 2014 Total Market Share (%) |
|---|---|---|---|---|
| 1 | Susquehanna Bancshares, Inc. (PA) | 36 | 2,669,319 | 25.79 |
| 2 | Fulton Financial Corporation (PA) | 28 | 2,589,264 | 25.01 |
| 3 | PNC Financial Services Group, Inc. (PA) | 30 | 1,261,761 | 12.19 |
| 4 | Wells Fargo & Company (CA) | 16 | 822,482 | 7.95 |
| 5 | ENB Financial Corp (PA) | 12 | 674,647 | 6.52 |
| 6 | Donegal Financial Services Corp. (PA) | 17 | 430,203 | 4.16 |
| 7 | National Penn Bancshares, Inc. (PA) | 6 | 311,585 | 3.01 |
| 8 | Banco Santander SA | 11 | 299,039 | 2.89 |
| 9 | Royal Bank of Scotland Group Plc | 7 | 297,108 | 2.87 |
| 10 | M&T Bank Corporation (NY) | 9 | 278,892 | 2.69 |
| 11 | Metro Bancorp, Inc. (PA) | 3 | 184,568 | 1.78 |
| 12 | S&T Bancorp, Inc. (PA) | 3 | 170,837 | 1.65 |
| 13 | Northwest Bancshares, Inc. (PA) | 7 | 143,118 | 1.38 |
| 14 | Bank of America Corporation (NC) | 2 | 90,609 | 0.88 |
| 15 | Coatesville Savings Bank (PA) | 2 | 59,888 | 0.58 |
| 16 | Bank of Bird-in-Hand (PA) | 1 | 39,935 | 0.39 |
| 17 | Jonestown Bank and Trust Co. (PA) | 1 | 14,128 | 0.14 |
| **18** | **Howard Bancorp, Inc. (MD)** | **1** | **13,194** | **0.13** |
| 19 | Woodforest Financial Group, Inc. (TX) | 1 | 575 | 0.01 |
| 20 | Orrstown Financial Services, Inc. (PA) | 1 | 0 | 0.00 |
| | **Total For Institutions In Market** | **193** | **10,351,152** | |

HOWARD BANCORP

12

Third Quarter of 2014 Highlights: Balance Sheet •Total assets grew to $574 million at September 30, 2014, representing growth of nearly $107 million, or 23%, over assets at September 30, 2013 •Total loans increased by nearly $60 million, or 15%, to $461 million from a year ago •Deposits at September 30, 2014 increased to $452 million from $360 million on September 30, 2013 representing growth of over $92 million, or 26% •The above increases in loans, deposits and assets were achieved via continued organic growth along with the purchase of $16.1 million in loans and $18.7 million in deposits during the third quarter of 2014 •The foregoing increase in loans, deposits and assets does not give effect to the federally assisted acquisition by Howard of NBRS in October 2014 13

Third Quarter of 2014 Highlights: Income Statement •For the nine months ended September 30, 2014, net income available to common shareholders was $1.1 million, which compared to $1.3 million for the same nine month period in 2013, reflecting a decrease of nearly $125 thousand or 10% •The decline in earnings for the third quarter of 2014 was primarily due to an increase in our provision for credit losses. Our provision was $2.1 million in the third quarter of 2014, compared to only $140 thousand during the same three month period in 2013 •This nearly $2.0 million increase resulted from one large commercial customer that without warning closed its business during the third quarter of 2014 and did not fulfill its commitments under existing contracts. While the Bank is pursuing multiple remedies, Howard deemed it prudent to absorb the full loss within the third quarter •Even with the aberrational $2.0 million in the provision for credit losses, the Company reported a modest profit for the third quarter which resulted in earnings per share (EPS) of $0.05 for the third quarter of 2014, and an EPS of $0.28 for the first nine months of 2014. This compares with EPS of $0.09 for the third quarter of 2013 and $0.31 for the first nine months of 2013 •Disregarding the $2.0 million provision as aberrational, Howard’s net income for the quarter and 9 months ended September 30 would have been the best period in its history •During the quarter, and 9 month period ended September 30, the Company experienced a growth in non-interest income from $319,000 to $2.07M and from $962,000 to $4.89M driven primarily by the performance of its De Novo Mortgage Company •During the 9 month period ended September 30, the Company experienced an increase in non-interest expense of $5.3M compared to the 9 month period ended September 30, 2013 due primarily to the increase in headcount required to build out de novo mortgage company 14

Notwithstanding the $2M aberrational Provision, Howard Continues to have Superior Asset Quality 15 Source: SNL Financial based on Bank Regulatory data. Peers consist of MD-based banks with assets between $250 million and $800 million. Texas ratio defined as NPAs plus loans 90 PD divided by tangible equity plus loan loss reserves 1.52 1.42 1.20 1.13 0.91 0.88 0.63 0.48 0.48 0.34 0.62 47.97 54.55 45.08 50.66 69.56 61.19 15.35 13.29 12.05 11.37 9.43 9.75 2010Y 2011Y 2012y 2013y 2014Q3

# Howard Continues to have Superior Asset Quality (Continued)

| Non-Accrual + 90+ PD | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | | Howard Bank | | | | |
| Asset Class ($000 unless otherwise noted) | 12/31/10 | 12/31/11 | 12/31/12 | 12/31/13 | 3/31/14 | 6/30/14 | 9/30/14 | *Loan Mix ($'s, %'s)* |
| **Closed End 1-4** | 0 | 368 | 650 | 331 | 324 | 639 | 314 | 101,644 |
| *as % of Total Closed End 1-4 Loans* | 0.00 | 1.48 | 1.95 | 0.75 | 0.52 | 0.77 | 0.31 | 20.33 |
| **Revolving 1-4** | 150 | 44 | 41 | 0 | 0 | 0 | 0 | 10,465 |
| *as % of Total Revolving 1-4 Loans* | 1.99 | 0.62 | 0.66 | 0.00 | 0.00 | 0.00 | 0.00 | 2.09 |
| **Res. Constr.** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 11,683 |
| *as % of Total Res. Constr. Loans* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 2.34 |
| **Non-Resi Constr.** | 0 | 0 | 432 | 0 | 0 | 0 | 810 | 45,542 |
| *as % of Total Non-Resi Constr. Loans* | 0.00 | 0.00 | 1.71 | 0.00 | 0.00 | 0.00 | 1.78 | 9.11 |
| **Multi-Family** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 9,823 |
| *as % of Total Multi-Family Loans* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 1.96 |
| **O/O CRE** | 3,601 | 1,988 | 0 | 0 | 0 | 0 | 0 | 94,517 |
| *as % of Total O/O CRE Loans* | 7.83 | 4.35 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 18.91 |
| **Non O/O CRE** | 0 | 90 | 384 | 417 | 711 | 414 | 150 | 110,440 |
| *as % of Total Non O/O CRE Loans* | 0.00 | 0.12 | 0.40 | 0.39 | 0.63 | 0.39 | 0.14 | 22.09 |
| **Farm** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 1,982 |
| *as % of Total Farm Loans* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.40 |
| **C&I** | 1,764 | 3,229 | 1,143 | 2,889 | 2,321 | 1,207 | 1,072 | 110,769 |
| *as % of Total C&I Loans* | 2.09 | 4.04 | 1.31 | 2.86 | 2.39 | 1.13 | 0.97 | 22.16 |
| **Consumer** | 0 | 9 | 0 | 0 | 0 | 0 | 0 | 1,448 |
| *as % of Total Consumer Loans* | 0.00 | 0.74 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.29 |
| **Leases** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 1,588 |
| *as % of Total Leases* | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.32 |
| **Total NPL+90** | **5,515** | **5,728** | **2,650** | **3,637** | **3,356** | **2,260** | **2,346** | **$ 499,901** |
| *as % of Total Loans* | ***2.14*** | ***2.07*** | ***0.82*** | ***0.89*** | ***0.77*** | ***0.49*** | ***0.47*** | ***100*** |
| **Loans 30-89 Days PD ($000)** | 0 | 1,063 | 308 | 1,286 | 4,638 | 1 | 825 | |
| *as % of Total Loans* | 0.00 | 0.38 | 0.10 | 0.32 | 1.07 | 0.00 | 0.17 | |

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| **Real Estate Owned** | 3,024 | 1,885 | 2,903 | 2,377 | 2,377 | 2,377 | 2,472 |
| **Restructured Loans** | 285 | 241 | - | - | - | 230 | 264 |
| *Total Assets* | 300,168 | 323,141 | 401,366 | 499,849 | 507,923 | 533,448 | 575,037 |
| **NPL+90+OREO / Total Assets** | 2.84 | 2.36 | 1.38 | 1.20 | 1.13 | 0.87 | 0.84 |
| **NPL+90+OREO+TDR / Total Assets** | 2.94 | 2.43 | 1.38 | 1.20 | 1.13 | 0.91 | 0.88 |
| Reserves/NPLs | 62.35 | 58.39 | 114.99 | 78.76 | 91.43 | 151.74 | 122.68 |
| *Quarterly Prov for Losses ($000)* | 371 | 423 | 68 | 287 | 176 | 325 | 2,069 |
| *Net Charge Offs During Quarter* | 534 | 1,006 | 37 | 923 | (18) | (28) | 2,104 |
| *NCO/ Average Loans (%)* | 0.83 | 1.49 | 0.05 | 0.93 | (0.02) | (0.03) | 1.78 |

HOWARD BANCORP

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Howard Continues to have Superior Credit Quality (Continued) 17 $ in 000’s $ in 000’s $839 $7,649 $3,024 $5,650 $1,885 $5,878 $2,903 $2,401 $2,377 $3,182 $2,472 $2,460 $2,831 -$10 $1,764 -$146 $1,616 -$362 $1,535 -$148 $1,317 -$109 $2,115 -$57 2009 y 2010 y 2011 y 2012 y 2013 y 0/14 ytd FY 2014Q3 Nonaccrual OREO Gross Charge-Offs Recoveries

Howard De Novo Mortgage Bank Continues to Grow •Designed initiative to diversify revenue streams, reduce exclusive reliance on balance sheet growth for earnings, and improve ROA and ROE •Hired seasoned commercial bank CEO and mortgage executive during the second quarter 2013 •Strategic focus and initiatives of the mortgage division is to maintain diversity and sustainability during the normal business cycles of the mortgage industry/housing market. This was accomplished by hiring both Retail (purchase money mortgages) and Consumer Direct (nationwide refinances) seasoned mortgage professionals •Obtained regulatory and licensing approvals (FHA, VA, USDA) during the second and third quarters of 2013 as well as expanded investor relationships to add additional products and pricing models •Established Retail mortgage office in the forth quarter of 2013, which was designed to focus on purchase money mortgages, in a highly desirable location in Timonium, Maryland •4th Q of 2013, commenced building of operational infrastructure to include experienced processors, underwriters, closers, post closers and an operations manager (all fixed cost) and began recruiting Loan Originators (LO’s) for the Bank’s Retail segment. Currently, 17 veteran LO’s have been hired 18

•Added Consumer Direct group in first quarter of 2014 •Steadily increased origination and sales volumes each month from January through September •Mortgage Banking operation generated $2.9 million in revenue for the first nine months of 2014, compared to only $195 thousand for the same period in 2013 19 Howard Builds De Novo Mortgage Bank (Continued)

# Howard has Experienced Management Team with "Big Bank" Experience

| Name | Title | Years Experience | Previous Experience |
|---|---|---|---|
| Mary Ann Scully | Chairman, President and Chief Executive Officer Howard Bancorp and Howard Bank; Past President of the Maryland Bankers Association | 35+ | Allfirst, The First National Bank of Maryland |
| Paul G. Brown | Executive Vice President, Chief Lending Officer, Chief Client Services Officer | 30+ | Allfirst, Keystone Bank, Sun Trust Bank, Citizens Bank of Maryland, Maryland National Bank |
| Charles E. Schwabe | Executive Vice President, Chief Administrative Officer, Chief Information Officer | 20+ | Allfirst, The First National Bank of Maryland |
| George C. Coffman | Executive Vice President, Chief Financial Officer | 25 | Mercantile, Farmers & Mechanics Bank, Sequoia Bank, Citizens Bank of Maryland |
| Robert A. Altieri | Executive Vice President, President of the Mortgage Division and Head of Specialty Lending | 20+ | Carrollton Bancorp |
| Frank K. Turner, Jr. | Executive Vice President, Regional Executive for Greater Baltimore | 35 | PNC, Mercantile |

- Proven ability to build a profitable enterprise with the capabilities to build and manage a much larger banking institution in the Greater Baltimore region
- Successful history of acquiring and integrating banks

HOWARD BANCORP

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# Howard has Diversified and Attractive Loan Portfolio by Type



Loan Mix
Non-Owner Occupied CRE, 22%
Farm Loans, 0%
Multifamily Loans, 2%
C&I Loans (1), 41%
1-4 Fmly Residential, 23%
Constr & Land Dev, 12%
Lease Financing Receivables, 0%
Consumer Loans, 0%

**materially better mix than average Maryland Bank*

| | Howard | Average Maryland Banks (70) |
|---|---|---|
| Constr & Land Dev | 11% | 7% |
| 1-4 Fmly Residential | 22% | 50% |
| Multifamily Loans | 2% | 2% |
| Non-Owner Occupied CRE | 22% | 15% |
| Farm Loans | 0% | 1% |
| Commercial & Industrial Loans (1) | 41% | 21% |
| Consumer Loans | 0% | 2% |

Source: SNL Financial as of September 30, 2014. Based on Bank Regulatory data.
(1) Owner-Occupied CRE is classified as Commercial & Industrial Loans for Howard and MD Bank Peers

HOWARD BANCORP

*does not reflect NBRS transaction

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Howard’s Commercial Real Estate Portfolio is Well Diversified by Collateral Type 22 Source: Company data as of December 31, 2013. Includes both owner-occupied and non-owner occupied Collateral Type: *does not reflect NBRS transaction Office Building (24.32%) Retail (16.12%) Industrial (14.62%) Single Family (12.62%) Other (7.66%) Service Station (5.65%) Hotels (4.09%) Land (4%) Church (3.88%) Mixed Use (2.93%) Healthcare (2.68%) Multi-Family (1.44%)

Howard’s Lending is Concentrated in Local Markets •94% of Howard’s borrowers reside in Maryland •Approximately 6% of Howard’s are out-of-state loans to in-state borrowers (generally second homes) 23 •86% of Howard’s borrowers reside in the Greater Baltimore marketplace of Howard, Anne Arundel, Baltimore and Harford counties and Baltimore City *does not reflect NBRS transaction Howard County Howard County Anne Arundel County Baltimore County Baltimore City Harford county prince George’s County Cecil County Montgomery County Carroll County Queen Anne’s County Frederick County Charles County Worcester County Dorchester County Calvert County Washington County Kent County Talbot County (43.78%) (20.99%) (13.46%) (7.22%) (4.5%) (3.17%) (1.87%) (1.48%) (1.36%) (0.99%) (0.32%) (0.25%) (0.19%) (0.18%) (0.1%)) (0.06%) (0.05%) (0.05%) 94.04% 1.58% 4.38% VA Other MD

Howard Enjoys an Attractive, Low-Cost Deposit Mix 24 Source: SNL Financial as of September 30, 2014. Based on Bank Regulatory data HowardAverage Maryland Banks (70)Demand Deposits24%13%NOW & Other8%7%MMDA & Savings30%37%Total Time Deposits39%43%*does not reflect NBRS transaction

Howard’s Deposits are Evenly Split Between Retail and Business Customers 25 Source: Company data as of December 31, 2013 *does not reflect NBRS transaction 48% 52% 2% Retail DDA Business REPO's 6% Business DDA 25% Business MMKT 15% Retail MMKT 17% CD 26% NOW 7%

Howard’s Deposit Taking is Concentrated in Local Markets •88% of Howard’s depositors reside in Maryland •12% of Howard’s depositors reside out-of-state and represent CDARS and internet deposits 26 •82% of Howard’s depositors reside in the Greater Baltimore marketplace of Howard, Anne Arundel, Baltimore and Harford counties and Baltimore City *does not reflect NBRS transaction Prince George's Montgomery Carroll Other (63.82%) (9.96%) (8.36%) (6.69%) (4.58%) (2.45%) (1.74%) 1.47%)) (0.93%)

Howard’s Earnings Continue to Increase 27 $ in 000’s. Net income (loss) available to common shareholder Pre-Provision Net Revenue (PPNR) is defined as net interest income, fees and other non-interest income, net of non-credit related expenses. PPNR is a non-GAAP measurement, please see the Appendix for a reconciliation to GAAP *data shown on a trailing 12 month basis -.57% *Yellow Bar: excludes $2.0M aberrational provision (tax-effected at 38%) *Yellow Bar: excludes $2.0M aberrational provision (tax-effected at 38%) $-0.73 *Yellow Bar: excludes $2.0M aberrational provision (tax-effected at 38%) ROAA Pre-Provision Net Revenue Diluted Earning Per Share Net Income

Howard Continues to Grow Revenue Faster than Expenses 28 $ in 000’s. YTD YTD 25,000 20,000 15,000 10,000 5,000 0 2008Y 2010Y 2011Y 2012Y 2013Y 2013Q3 YTD 2014Q3 YTD Revenue & Expense Growth

Howard’s Non-interest Income is a Growing Portion of its Total Revenue Driven Primarily by its De Novo Mortgage Banking Initiative 29 YTD YTD *each bar represents 100% of annually increasing revenue  2009Y 2010Y 2011Y 2012Y 2013Y 2013Q3 YTD 2014Q3 YTD Net Interest Income Non-Interest Income Composition of Revenue 92% 94% 95% 75% 8% 6% 5% 25%

Howard is Growing Faster Than Peers, Profitability Remains In-Line with Peer Median 30 Source: SNL Financial based on SEC data. Peers consist of MD-based banks with assets between $200 million and $800 million. *data includes one-time charge in 2014Q3 *includes NBRS acquisition ROAA Net Interest Margin Efficiency Ratio Asset Growth -.085 0.31 0.45 0.46 0.17 3.54 4.01 4.37 3.98 3.93 4.01 83.27 72.02 70.45 74.93 74.88 67.59 24.58 4.86 7.62 24.33 24.46 44.08 Howard Peer Median Peer Average

Since it’s Capital Raise in 2012, Howard has Successfully Grown Both Organically and Through M&A Without Diluting TBV or EPS 31 Source: SNL Financial *does not include TBV accretion from NBRS acquisition *2014Q3 figure includes NBRS transaction *2014Q3 figure includes NBRS transaction *2014Q3 figure adds back aberrational $2M provision (tax-effected at 38%) Total Net Loans Total Deposits Tangible Book Value per Share Quarterly Earnings per Share. 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 8.45 8.55 8.68 8.72 8.80 8.99 9.13 0.07 0.10 0.12 0,09 0.13 0.06 0.17 0.34

Howard has Strong Capital Levels at 9/30/14 32 As of September 30, 2014 Successfully raised gross proceeds of $10.2 million during the third quarter of 2012 SBLF of $12.6 million with a current rate of 1.00% Depending on the results of mark to market valuations and the amount of deleveraging the Bank elects to undertake in connection with the NBRS FDIC assisted transaction, regulatory capital ratios should improve but TCE may decrease somewhat in light of historic growth. Howard may need to raise common equity to support continued growth. Howard has no present plans to pay off SBLF from anything other than earnings over time and continues to view it as an important piece of its capital structure *does not reflect NBRS transaction

Howard Outperformed the S&P 500 and SNL Bank Index in 2013 and YTD 2014 Note: SNL Bank Index includes all major exchange banks in SNL’s coverage universe with $250 million to $500 million in assets as of the most recent financial data 33 118 98.00 78.00 58.00 38.00 18.00 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 HBMD (+47.19) SNL U.S. Bank $250M-$500M (+35.79%) S&P 500 (+32.39%) Total Return

Howard’s Growth Strategy – Create a Very Relevant Billion Dollar Plus Banking Franchise in the Greater Baltimore Market Organic / De Novo Growth Strategy Grow organically through customer acquisition in select market segments Expand market reach into Baltimore County and north through new relationship management team and branch opening Opened Towson branch 2013 Opened Bel Air branch in 2014 Increase fee income through the addition of a mortgage banking platform Acquisition Strategy Extend market presence through strategic M&A – whole institutions, branches, team lift outs and divisions –Acquired Aberdeen branch from Cecil –NBRS transaction Target rich environment with over 60 banks in market with assets under $1 billion, most of which are not relevant to the very few larger banks in the region Non-bank acquisition opportunities to enhance fee income 34

A Number of Acquisition Targets within Our Market 35 •Focused on banks with assets less than $500 million in local markets within Maryland which includes the following counties: –Howard –Anne Arundel –Harford –Baltimore County and City •There are 42 banks and thrifts with over $10.3 billion in aggregate assets headquartered in our targeted markets in Maryland •Of these, 13 have NPAs to total assets in excess of 3.00% Source: SNL Financial based on bank regulatory data.at September 30, 2014 –Frederick –Carroll –Cecil –Washington –Montgomery –Prince George’s NPA > 3.00% 42 13 $10.3 Total $2.6 NPA > 3.00% Number of Banks in Targeted Markets Aggregate Assets in Targeted Markets

Summary Howard has focused on sustainable growth – balance sheet, capital, revenue and earnings – since its inception, and has performed well during the financial crisis, and sluggish economic recovery – all without TBV or earnings dilution Competitively advantaged franchise in some of the most attractive markets in the nation with a balanced business mix and a moderate credit risk profile Diversified revenue streams bode well for future returns SEC registration, NASDAQ listing, growing market cap bode well for shareholder returns and eventual liquidity Howard is committed to further growth – organic and acquired – to achieve the size and scale sufficient to continue to generate superior returns for its investors notwithstanding the state of the national and regional economies, Dodd Frank, and competitive pressures There are a number of potential partners in the Greater Baltimore-market There are few-to-none “Greater Baltimore” based banks with the capital and size and scale as Howard’s Opportunity to fill the current void in the marketplace by building a super regional “Greater Baltimore” bank via both organic growth and acquisition